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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 23, 2001


                              ECOMETRY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


          Florida                     0-25297                   65-0090038
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)





1615 South Congress Avenue, Delray Beach, Florida                   33445-6368
    (Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:         (561) 265-2700
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          (Former Name or Former Address; if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         Effective March 1, 2001, Gary G. Hegna has resigned as the Chairman and Chief Executive Officer of the Company. While Mr. Hegna has announced his intention to pursue other interests, he will continue with the Company in a consulting role. Wilburn W. Smith, Executive Vice President, Sales and a co-founder of the Company, will assume the role of Chairman. The Company has commenced a search for a new Chief Executive Officer. During the transition period, Mr. Smith, Allan J. Gardner, Chief Technology Officer and co-founder, John A. Marrah, President and Chief Operating Officer, and Martin K. Weinbaum, Vice President, Finance and Chief Financial Officer, will jointly assume the responsibilities of the Chief Executive Officer.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 2, 2001                        ECOMETRY CORPORATION

                                            By: /s/ Martin K. Weinbaum
                                                --------------------------------
                                                Martin K. Weinbaum
                                                Vice President, Finance and
                                                Chief Financial Officer



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